LIMITED PARTNERSHIP

                                    AGREEMENT

                                       OF

                        AER FORCE COMMUNICATIONS B, L.P.

                                   dated as of

                                  July 26, 1996






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                                TABLE OF CONTENTS


                                                                            PAGE


1. DEFINITIONS................................................................1

2.FORMATION OF LIMITED PARTNERSHIP............................................6
  2.1   FORMATION.............................................................6
  2.2   NAME..................................................................6
  2.3   PURPOSE...............................................................6
  2.4   TITLE TO PROPERTY.....................................................7
  2.5   PRINCIPAL PLACE OF BUSINESS...........................................7
  2.6   REGISTERED OFFICE AND REGISTERED AGENT................................7

3. TERM.......................................................................7

4. CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; ALLOCATIONS.......................8
  4.1   CAPITAL CONTRIBUTIONS.................................................8
  4.2   CAPITAL ACCOUNTS......................................................8
  4.3   TIMING AND AMOUNT OF ALLOCATIONS OF PROFITS AND LOSSES................9
  4.4   ALLOCATIONS..........................................................10
  4.4   NO RIGHT OF WITHDRAWAL...............................................12

5. DISTRIBUTIONS.............................................................12

6. MANAGEMENT................................................................13
  6.1   GENERAL..............................................................13
  6.2   THE PARTNERSHIP COMMITTEE............................................13
  6.3   (Reserved)
         ....................................................................18
  6.4   C-BLOCK AUCTION PROCESS..............................................18
  6.5   ROLE OF LIMITED PARTNERS.............................................18
  6.6   LIABILITY OF GENERAL PARTNER.........................................18
  6.7   LIMITED LIABILITY OF LIMITED PARTNERS................................19
  6.8   OTHER ACTIVITIES OF PARTNERS.........................................19
  6.9   PARTNERSHIP OFFICERS AND EMPLOYEES...................................19
  6.10  EXPENSES AGREEMENT...................................................19
  7.1   RESTRICTIONS ON TRANSFER OF INTEREST.................................20
  7.2   TRANSFER OF INTERESTS BY LIMITED PARTNERS............................21
  7.3   TRANSFER OF INTERESTS BY GENERAL PARTNER.............................21
  7.4   CHANGE IN OWNERSHIP..................................................21
  7.5   INVALID TRANSFERS VOID...............................................22
  7.6   DOCUMENTATION........................................................22
  7.7   LEGALITY.............................................................23
  7.8   COSTS................................................................24
  7.9   ADDITIONAL PARTNERS..................................................24
  7.10  INTERESTS IN A PARTNER...............................................24

8. BOOKS OF ACCOUNT..........................................................24
  8.1   GENERAL..............................................................24
  8.2   FISCAL YEAR..........................................................25

9. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP............................25
  9.1   EVENTS OF DISSOLUTION................................................25
  9.2   DISTRIBUTION OF PARTNERSHIP ASSETS...................................26
  9.3   RETURN OF CAPITAL CONTRIBUTIONS UPON TERMINATION AND DISSOLUTION OF
        PARTNERSHIP..........................................................27
  9.4   DISTRIBUTIONS OF PROPERTY............................................27

10. POWER OF ATTORNEY........................................................27

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                                                                            PAGE

  10.1  GENERAL..............................................................27
  10.2  SURVIVAL OF POWER OF ATTORNEY........................................28

11. REPRESENTATIONS AND WARRANTIES OF GENERAL PARTNER........................28
  11.1  ORGANIZATION.........................................................28
  11.2  AUTHORIZATION........................................................28
  11.3  NO CONFLICT..........................................................29
  11.4  LITIGATION...........................................................29
  11.5  OWNERSHIP AND CONTROL OF THE GENERAL PARTNER.........................29
  11.6  GENERAL PARTNER CONTROL GROUP - U.S. CITIZEN.........................30
  11.7  FINANCIAL QUALIFICATION OF THE GENERAL PARTNER.......................30

12. REPRESENTATIONS AND WARRANTIES OF LIMITED PARTNERS.......................30
  12.1  ORGANIZATION.........................................................30
  12.2  AUTHORIZATION........................................................30
  12.3  NO CONFLICT..........................................................30
  12.4  LITIGATION...........................................................31
  12.5  INVESTMENT INTEREST; NATURE OF INVESTMENT............................31

13. INDEMNIFICATION..........................................................31
  13.1  INDEMNIFICATION OF LIMITED PARTNERS BY THE GENERAL PARTNER...........31
  13.2  INDEMNIFICATION OF PARTNERS BY THE LIMITED PARTNERS..................32

14. MISCELLANEOUS............................................................33
  14.1  GOVERNING LAW........................................................33
  14.2  BINDING EFFECT.......................................................33
  14.3  AMENDMENT............................................................33
  14.4  INTERPRETATION.......................................................33
  14.5  COUNTERPARTS.........................................................34

                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                        AER FORCE COMMUNICATIONS B, L.P.


                  This LIMITED PARTNERSHIP AGREEMENT (the "AGREEMENT") of AER FORCE COMMUNICATIONS B, L.P. (the "PARTNERSHIP") is entered into as of July 26, 1996, by and between Aer Force Communications Inc., a New York corporation, as general partner (the "GENERAL PARTNER"), and Lynch PCS Corporation F, a Delaware corporation (the "INITIAL LIMITED PARTNER", the Initial Limited Partner and any Persons hereafter admitted to the Partnership from time to time as limited partners in accordance with the terms hereof being referred to as the "LIMITED PARTNERS"), for the purpose of forming a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "PARTNERSHIP LAW"). The General Partner and the Limited Partners are herein collectively referred to as the "PARTNERS."

         Whereas the General Partner intends to form a Limited Partnership to acquire PCS Licenses pursuant to the F-Block Auction; and

         Whereas the Initial Limited Partner is willing to invest in the Partnership only for the purposes of the Partnership acquiring and operating PCS Licenses in the F-Block Auction.

1.         DEFINITIONS.               The following terms, as used herein, shall
have the following meanings:

                  "ADDITIONAL CAPITAL CONTRIBUTIONS" shall have the meaning specified in Section 4.2 hereof.

                  "ADDITIONAL PARTNERS" shall have the meaning specified in Section 7.9 hereof.

                  "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal year, after giving effect to the following adjustments:

                           (i) Decrease  such deficit by any amounts  which such
                  Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore to the Partnership pursuant to Regulations Section 1.704- 1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                           (ii) Increase such deficit by such Partner's share of
                  the    items     described     in     Regulations     Sections
                  1.704-1(b)(2)(ii)(d)(4), (5) and (6).

                  "AFFILIATE," with respect to any specified Person, shall mean any Person that (i) directly or indirectly, Controls, or has the power to Control, such specified Person, (ii) is directly or indirectly, Controlled by such specified Person, (iii) is directly or indirectly Controlled by any other Person that Controls such specified Person, (iv) has any "identity of interest" with such specified Persons, within the meaning of
Section 24.720(l) of the FCC Rules or (v) is otherwise deemed to be an Affiliate of such Person within the meaning of Section 24.720(1) of the FCC Rules.

                  "AFFILIATION AGREEMENT" shall mean any agreement between the Partnership and any Person providing for the affiliation or collaboration between the Partnership and such Person with respect to the development or provision of any PCS Service or the construction or development of any PCS System.

                  "ASSIGNEE" shall have the meaning specified in Section 7.1 hereof.

                  "BTA"  shall mean a Basic  Trading  Area as defined in Section
24.202 of the FCC Rules.

                  "CAPITAL  ACCOUNT" shall have the meaning specified in Section
4.2 hereof.

                  "CERTIFICATE" shall have the meaning specified in Section 2.1 hereof.

                  "CODE" shall have the meaning specified in Section 4.2 hereof.

                  "COMMUNICATIONS ACT" shall mean the Communications Act of 1934, as amended from time to time.

                  "CONTROL" of any specified Person shall mean the power or right, directly or indirectly, to direct the management and/or business affairs of such specified Person, whether through the ownership of voting securities, or other similar ownership interests, of any specified Person, the power to designate members of the board of directors or similar governing body of such specified Person, the exercise or existence of contractual rights or business relationships, the occupancy of director, officer or key employee positions, the combination of any of the foregoing factors or otherwise. For the purposes hereof, every business concern is considered to have one or more Parties who directly or indirectly "Control" or have the power to "Control" such business concern, and "Control" may be either affirmative or negative.

                  "EXPENSES AGREEMENT" shall mean the Expenses Agreement dated as of the date hereof among the Partnership, the General Partner and the Initial Limited Partner.

                  "F-BLOCK AUCTION" shall mean the auction to be conducted by the FCC in respect of PCS Licenses for the operation of PCS Systems utilizing the 10 MHz, block F broadband frequencies.

                  "FCC" shall mean the Federal Communications Commission.

                  "FCC RULES" means the rules, regulations, and published policies of the FCC, as the same may be amended, modified or supplemented from time to time.

                  "GENERAL PARTNER CONTROL GROUP" shall mean the persons listed on Schedule C hereto (i) who collectively own all (except as set forth on Schedule C) of the stock of the General Partner as set forth on Schedule C, (ii) who are the only directors and the only officers of the General Partner as set forth on Schedule C, and (iii) who Control the General Partner.

                  "GROSS REVENUES" of any Person for any period shall mean all income received by such Person or its predecessor in interest for such period, whether earned or passive, before any deductions are made for the cost of doing business (E.G., cost of goods sold).

                  "INITIAL   CAPITAL   CONTRIBUTION"   shall  have  the  meaning
specified in Section 4.1 hereof.

                  "INITIAL LIMITED PARTNER LOAN AGREEMENT" shall mean that certain Loan Agreement expected to be entered into prior to the C-Block Auction by and between the Initial Limited Partner (as Lender) and the Partnership (as Borrower).

                  "MAJORITY VOTE" shall mean at least the 51% affirmative vote of the Partnership Committee.

                  "NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Regulations Section 1.704-2(b)(1).


                  "PARTNER MINIMUM GAIN" shall mean gain attributable to Partner Nonrecourse Debt determined in accordance with Regulations Section 1.704-2(i).

                  "PARTNER NONRECOURSE DEBT" shall have the meaning set forth in Regulations Section 1.704-2(b)(4).

                  "PARTNER NONRECOURSE DEDUCTION" shall have the meaning set forth in Regulations Section 1.704-2(i)(2).

                  "PARTNERSHIP BUSINESS" shall have the meaning specified in Section 2.3 hereof.

                  "PARTNERSHIP COMMITTEE" shall have the meaning specified in Section 6.2 hereof.

                  "PARTNERSHIP MINIMUM GAIN" shall have the meaning set forth in Regulations Section 1.704-2(b)(2).

                  "PCS   LICENSES"   shall  mean  the   licenses,   permits  and
authorizations issued by the FCC for the operation of PCS Systems utilizing the frequencies subject to the F-Block Auction.


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
                  "PCS SERVICE" shall mean the provision of any commercial mobile radio service by a PCS System, including the resale of such service.

                  "PCS SYSTEMS" shall mean radio communications systems authorized under the FCC Rules for broadband personal communications services designated as Subpart E of Part 24 of the FCC Rules, including the network, marketing, distribution, sales, customer interface and operations functions relating thereto, or any business or enterprise which resells PCS Services.

                  "PERCENTAGE   INTEREST"  of  each   Partner   shall  mean  the
percentage set forth opposite such Partner's name on SCHEDULE A attached hereto.

                  "PERSON" shall mean any individual, partnership, corporation, joint venture, trust, estate, association, foundation, fund, governmental unit or other entity.

                  "PROFITS" or "LOSSES" for each fiscal year of the Partnership shall mean the taxable income or loss, respectively, of the Partnership for such fiscal year determined in accordance with Section 703(a) of the Code (including for this purpose all items of income, gain, loss or deduction required to be separately stated pursuant to Section 703(a)(1) of the Code), adjusted as required by the Regulations under Section 704(b) of the Code (including, without limitation, adjustments (i) to include tax-exempt income, (ii) to include expenditures described in Section 705(a)(2)(B) of the Code or items treated as such expenditures pursuant to Section 1.704-1(b)(2)(iv)(I) of the Regulations,
(iii) to reflect revaluations of Partnership property described in Section 4.2(c) hereof and (iv) to exclude items of income, gain, loss or deduction specially allocated pursuant to Sections 4.4(a)(1) and 4.4(b). In the event of a revaluation of Partnership property described in Section 4.2(c) hereof, "Profits" and "Losses" of the Partnership shall be adjusted in accordance with Regulations Section 1.704- 1(b)(2)(iv)(G).

                  "REGULATIONS" shall have the meaning specified in Section 4.2 hereof.

                  "REGULATORY  ALLOCATIONS"  shall have the meaning specified in
Section 4.4. hereof.

                  "RELATED PARTY TRANSACTION" shall mean any transaction or agreement between the Partnership and any Partner or any Affiliate of, or the holder of any equity interest in, any Partner.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

                  "SECRETARY" shall have the meaning specified in Section 2.1 hereof.



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                  "SUBSTITUTED LIMITED PARTNER" shall have the meaning specified in Section 7.1 hereof.

                  "SUPERMAJORITY VOTE" shall mean the affirmative vote of all members of the Partnership Committee.

                  "TARGETED  BTAS" shall have the meaning  specified  in Section
2.3 hereof.

                  "TRANSFER" shall have the meaning specified in Section 7.1 hereof.

2.       FORMATION OF LIMITED PARTNERSHIP

                  2.1 FORMATION. The Partnership has been formed under the Partnership Law, and a Certificate of Limited Partnership (the "CERTIFICATE") to such effect was filed on behalf of the Partnership in the Office of the Secretary of State of the State of Delaware (the "SECRETARY") on the date hereof. The Partners hereby agree to operate the Partnership pursuant to the terms of this Agreement.

                  2.2  NAME.   The  name  of  the   partnership  is  "AER  FORCE
COMMUNICATIONS B, L.P."

                  2.3 PURPOSE. The purpose of the Partnership is to (i) participate in the F-Block Auction, (ii) acquire in the F-Block Auction, hold title to, and maintain PCS Licenses and any other licenses, authorizations and permits necessary for the operation of PCS Systems pursuant to PCS Licenses,
(iii) design, construct and develop PCS Systems for which the Partnership obtains PCS Licenses in the F-Block Auction, (iv) acquire, own, lease, operate, manage and maintain such PCS Systems, (v) provide such services as may from time to time be offered utilizing the frequencies allocated by the FCC for such PCS Systems, (vi) make and prosecute applications for, and renewals of, such PCS Licenses and any other licenses, authorizations and permits necessary for the operation of such PCS Systems and (vii) as the licensee of such PCS Systems, otherwise engage in the business of providing PCS Services (the "PARTNERSHIP BUSINESS"). In order to carry out such purpose, the Partnership is authorized to:

                           (i) acquire, own, lease, transfer, sell or dispose of
                  property necessary or useful for the design, construction, maintenance, operation, development and management of such PCS Systems and the provision of PCS Services;

                           (ii) borrow or raise money, issue evidences of indebtedness and obtain, renew and dispose of letters of credit;

                           (iii) lend money;

                           (iv)  enter  into,   execute,   deliver  and  perform
                  contracts and agreements;

                           (v) bring and defend actions at law or in equity;

                           (vi) purchase,  cancel or otherwise retire or dispose
                  of  the  interest  of  any  Partner  in  the   Partnership  in
                  accordance with the terms hereof;

                           (vii) engage personnel,  officers, employees, agents,
                  independent contractors, advisors, attorneys and consultants;

                           (viii) do any and all other acts and things which may
                  be necessary or convenient to carry out the Partnership Business as contemplated by this Agreement;

                           (ix)   engage  in  any   business   other   than  the
                  Partnership   Business  as  authorized   by  the   Partnership
                  Committee in accordance with Section 6.2 hereof; and

                           (x) take  any  other  action  permissible  under  the
                  Partnership Law in connection with the Partnership Business or any other business authorized by the Partnership Committee in accordance with Section 6.2 hereof.

                  2.4 TITLE TO PROPERTY. No real or personal property of the Partnership shall be deemed to be owned by the General Partner or any Limited Partner individually, but shall be owned by, and title shall be vested solely in, the Partnership.

                  2.5 PRINCIPAL PLACE OF BUSINESS. The Partnership shall maintain an office and principal place of business at c/o Victoria Kane, 350 Stuyvesant Avenue, Rye, NY 10580 or at such other place or places as the General Partner may, from time to time, decide.

                  2.6 REGISTERED OFFICE AND REGISTERED AGENT. The "Registered Office" and the "Registered Agent" of the Partnership shall be as set forth in the Certificate, or most recent amendment thereto, that has been filed with the Secretary. The General Partner designates the Registered Agent as its personal
Registered Agent and attorney upon whom any process, notice or demand which arises out of the conduct of the Partnership's affairs and which is required or permitted by law to be served upon the General Partner may be served.

3.       TERM

                  The Partnership term shall expire on December 31, 2044, unless terminated earlier pursuant to Section 9.

4.       CAPITAL CONTRIBUTIONS; CAPITAL ACCOUNTS; ALLOCATIONS

                  4.1 CAPITAL CONTRIBUTIONS.

                           (a)  The  aggregate  capital contribution made to the
Partnership by each Partner at any given time during the term of the Partnership shall be as set forth in the Partnership's books and records. The initial capital contributions of the Partners are set forth on Schedule A hereto (the "INITIAL CAPITAL CONTRIBUTIONS"). If the Initial Capital Contribution of the General Partner shall exceed 1% of the cost (net of any bidding credits) of all PCS Licenses granted to the Partnership pursuant to the F-Block Auction, the Partnership shall promptly pay (i) such excess back to the General Partner and (ii) a proportionate amount to the Initial Limited Partner so that the ratio of the Percentage Interest of the General Partner to the Percentage Interest of the Initial Limited Partner and the ratio of the amount of Capital Contributions of the General Partner to the amount of the Capital Contributions of the Initial Limited Partner continue to equal 50.1 to 49.9.
                           (b)  From time to time the Partners shall make
capital contributions in addition to the Initial Capital Contributions (the "ADDITIONAL CAPITAL CONTRIBUTIONS") in cash to the Partnership in such amounts as are determined by the Partnership Committee in accordance with Section 6.2 hereof. If the Partnership Committee requires the Partners to make Additional Capital Contributions, each Partner shall promptly make a capital contribution in cash in an amount equal to (x) the total amount of Additional Capital
Contributions  to be made  by all  Partners  as  determined  by the  Partnership
Committee in accordance with Section 6.2 hereof, MULTIPLIED BY, (y) such Partner's Percentage Interest. No Additional Capital Contributions shall be required to be made by the General Partner without the written consent of all shareholders of the General Partner.

                  4.2      CAPITAL ACCOUNTS.

                           (a) There shall be  established  for each  Partner on
the books of the Partnership a capital account (the "CAPITAL ACCOUNT") reflecting the difference between (i) the sum of (w) such Partner's capital contributions and (x) such Partner's share of Profits, minus (ii) the sum of (y) such Partner's share of Losses, and (z) any distributions to such Partner.

                           (b)  Notwithstanding  any  other  provision  in  this
Section 4.2 or elsewhere in this Agreement, each Partner's Capital Account shall be maintained and adjusted in accordance with the Internal Revenue Code of 1986, as amended (the "CODE"), and the Treasury Regulations thereunder ("REGULATIONS"), including Regulations Sections 1.704-1(b) and 1.704-2. It is intended that appropriate adjustments shall thereby be made to Capital Accounts to give effect to any income, gain, loss or deduction (or items thereof) that is allocated pursuant to this Agreement. Each Partner's Capital Account shall include that of any predecessor holders of the Partnership interest of such Partner. In the event that the General Partner shall determine that it is prudent to modify the manner in which Capital Accounts, or any additions or subtractions thereto (including, without limitation, adjustments relating to liabilities that are secured by contributed or distributed property or that are assumed by the Partnership or the Partners), are computed in order to comply with such Regulations, the General Partner shall be entitled to make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Partner pursuant to Section 9.2 upon dissolution of the Partnership. The General Partner shall also make (a) any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (b) any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2.

                           (c)  The  General   Partner  may  in  its  discretion
increase or decrease the Capital Accounts of the Partners to reflect a revaluation of Partnership property on the Partnership's books and records, but only in accordance with the rules set forth in Regulations Section 1.704-1(b)(2)(iv)(F). Following any such revaluation, the Partners' Capital Accounts shall be adjusted in accordance with Regulations Section 1.704-1
(b)(2)(iv)(G) for allocations of depreciation, depletion, amortization, and gain or loss as computed for book purposes with respect to such property.

                  4.3 TIMING AND AMOUNT OF ALLOCATIONS OF PROFITS AND LOSSES. Profits and Losses of the Partnership shall be determined and allocated with respect to each fiscal year of the Partnership as of the end of each such year. Subject to the other provisions of this Agreement, an allocation to a Partner of a share of Profits or Losses shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Profits or Losses.

                  4.4      ALLOCATIONS.

                           (a)      Except as otherwise provided in this Section
4, all Profits and Losses of the Partnership shall be allocated among the Partners as follows:

                                    (1)     All items of deduction in respect of
interest expense and commitment fees incurred by the Partnership pursuant to the Initial Limited Partner Loan Agreement shall be allocated ninety-nine percent
(99%)  to the  Initial  Limited  Partner  and one  percent  (1%) to the  General
Partner.

                                    (2)     All Profits of the Partnership shall
be allocated ninety-nine percent (99%) to the Initial Limited Partner and one percent (1%) to the General Partner until the aggregate amount of all Profits allocated to the Initial Limited Partner and the General Partner pursuant to this Section 4.4(a)(2) equal the aggregate amount of all items of deduction allocated to the Initial Limited Partner and the General Partner pursuant to
Section 4.4 (a)(1).

                                    (3) Except as otherwise  provided in Section
4.4(a)(1) and Section 4.4(a)(2), all Profits and Losses of the Partnership shall be allocated to the Partners in proportion to their respective Percentage Interests.

                           (b)      Notwithstanding Sections 4.3 and 4.4.(a):

                                    (1)  If   there   is  a  net   decrease   in
Partnership Minimum Gain or Partner Minimum Gain during any fiscal year, the Partners shall be allocated items of Partnership income and gain for such year (and, if necessary, for subsequent years) in accordance with Regulations Section 1.704-2(f) or Section 1.704-2(i)(4), as applicable.

                                    (2)  Any  Nonrecourse   Deductions  for  any
fiscal year shall be allocated to the Partners in proportion to their respect Percentage Interests. Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).

                                    (3)  Items of  Partnership  income  and gain
shall be allocated to the Partners in accordance with the "qualified income offset" requirements of Regulations Section 1.704-1(b)(2)(ii)(d).

                                    (4) To the extent any  allocation  of losses
would cause or increase an Adjusted Capital Account Deficit as to any Partner, such allocation of losses shall be reallocated among the other Partners in proportion to their respective Percentage Interests, but in a manner that will not produce an Adjusted Capital Account Deficit as to any other Partner.

                                    (5) The  allocations  set forth in  Sections
4.4(b)(1) through (4) above and Section 4.4(d) below (the "REGULATORY ALLOCATIONS") are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 4.4(a), the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Partners so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Partner shall be equal to the net amount that would have been allocated to each such Partner if the Regulatory Allocations had not occurred.

                           (c)      For any fiscal year during which a Partner's
Partnership interest is assigned by such Partner (or by an assignee or successor in interest to a Partner), the portion of the Profits or Losses of the Partnership that is allocable in respect of such Partner's interest shall be apportioned between the assignor and the assignee on any basis selected by the General Partner, provided such basis is permitted by Section 706(d)(2) of the Code.

                           (d) Except as otherwise required by Section 4.4(b)(1)
through (4), but notwithstanding the other foregoing provisions of this Section 4, the General Partner's interest in each item of Partnership income, gain, loss, deduction or credit shall equal at least one percent (1%) of each of those items at all times during the existence of the Partnership.

                           (e) Tax Allocations

                                    (1)  Except as  otherwise  provided  in this
Section 4.4(e), each item of income, gain, loss and deduction shall be allocated for income tax purposes among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 4.

                                    (2) Notwithstanding the foregoing provisions
of this Section 4, income, gain, loss and deduction with respect to property contributed to the Partnership by a Partner shall be allocated among the Partners, pursuant to Regulations promulgated under Section 704(c) of the Code, so as to take account of the variation, if any, between the adjusted basis of such property to the Partnership and its value at the time of contribution. The Partnership shall account for such variation under any method approved under
Section 704(c) of the Code and the applicable Regulations as chosen by the General Partner. In the event the value of any Partnership asset is adjusted pursuant to Section 4.2(c), subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset for federal income tax purposes and its value in the same manner as under Section 704(c) of the Code and the applicable Regulations, consistent with the requirements of Regulations Section 1.704- 1(b)(2)(iv)(g), using any method approved under Section 704(c) of the Code and the applicable Regulations, as chosen by the General Partner. Allocations pursuant to this Section 4.4(e) are solely for purposes of federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other tax items or distributions pursuant to any provision of this Agreement.

                  4.4 NO RIGHT OF WITHDRAWAL. No Partner shall have the right to withdraw or demand distribution of any portion of his capital contributions or Capital Account, except in those cases where distributions are required pursuant to this Agreement.

5.       DISTRIBUTIONS

                  All distributions of Partnership assets to be made to the Partners prior to and otherwise not in conjunction with the final liquidation of the Partnership in accordance with Section 9 shall be made to the Partners only at such times as the Partnership Committee shall determine in accordance with
Section 6.2 hereof and such distribution shall be made in proportion to each Partner's Percentage Interest. The General Partner may withhold from any distributions to the Partners the amount(s)
required to satisfy the present and future cash needs of the Partnership, as determined by the Partnership Committee. No right is given to any Partner to demand and receive property other than cash. The Partnership Committee may authorize the General Partner to make a distribution in kind to the Partners of Partnership assets other than cash (including, without limitation, the Partnership Business or any securities or assets received with respect thereto).

6.       MANAGEMENT

                  6.1 GENERAL. Except for matters with respect to which authority is granted to the Partnership Committee as set forth in Section 6.2 hereof, the General Partner shall manage the business and affairs of the Partnership. The General Partner shall devote to the Partnership such time as the General Partner deems necessary for the proper performance of its duties under this Agreement. The General Partner and the officers of the Partnership, acting at the direction of the Partnership Committee, shall act on behalf of the Partnership on all matters relating to the Partnership Business.

                  6.2      THE PARTNERSHIP COMMITTEE.

                           (a)     The Partnership shall establish a partnership
committee of the Partnership (the "PARTNERSHIP COMMITTEE"), which shall consist of one individual appointed by the General Partner who shall have two votes on all matters coming before the Partnership Committee and one individual appointed by the Initial Limited Partner who shall have one vote on all matters coming before the Partnership Committee. The General Partner and the Initial Limited Partner may designate their appointees to the Partnership Committee, and may designate individuals to replace such appointees, by giving written notice to each Partner of such designation. The member of the Partnership Committee appointed by the General Partner shall be the sole stockholder and the chief executive officer of the General Partner, shall serve as Chairman of the Partnership Committee. Each member of the Partnership Committee shall serve on the Partnership Committee until his or her successor is appointed or until his or her death, resignation or removal.

                           (b)      The Partnership Committee shall hold regular
meetings (at least quarterly) at such time and place as shall be determined by the Partnership Committee (or by the Chairman of the Partnership Committee) and special meetings at such time and place as shall be determined by the General Partner or the Initial Limited Partner. The Partnership Committee meetings may be held in person or by telephonic conference call, and any action required or permitted to be taken by the Partnership Committee may be taken without a meeting by unanimous written consent of the members of the Partnership Committee. Any member of the Partnership Committee may designate an alternate (who meets the qualifications to be a member of the Partnership Committee) to attend a meeting of the Partnership Committee and to exercise all functions of such member of the Partnership

Committee at such meeting by giving written notice to the Chairman of the Partnership Committee. Written notice of each meeting of the Partnership Committee shall be given to each member of the Partnership Committee at least five (5) business days prior to such meeting; provided that members of the Partnership Committee may waive such notice requirement. The members of the Partnership Committee shall receive such reports and other information from the General Partner and the officers of the Partnership as any member of the Partnership Committee may request. Except with respect to actions requiring a Supermajority Vote as specified in Section 6.2(d), any action required or permitted to be taken by the Partnership Committee shall be taken by Majority Vote.

                           (c)      Notwithstanding the authority of the General
Partner to manage the business and affairs of the Partnership, the Partnership Committee shall have full power and authority with respect to the following matters:

                                    (i)  the  conduct  of  any  business  by the
Partnership other than the Partnership Business;

                                    (ii) the  determination to request or accept
additional Capital Contributions by any Partner;

                                    (iii)   subject  to  the  authority  of  the
General Partner to withhold its consent, in its sole and absolute discretion, to the admission of any Substituted Limited Partner, the admission of any Substituted Limited Partner in accordance with Section 7.1(b) hereof;

                                    (iv) the admission of any Additional Partner
in accordance with Section 7.09 hereof;

                                    (v) the merger, consolidation or combination
of the Partnership with any other Person or the sale of all or substantially all of the Partnership's assets or properties;

                                    (vi) the  commencement of any voluntary case
or other proceeding seeking or consenting to (A) the liquidation, dissolution, reorganization or other relief with respect to the Partnership or its assets, liabilities or obligations under any bankruptcy, insolvency or other similar law affecting the enforcement of creditors' rights generally, (B) the appointment of a trustee, receiver, liquidator, custodian or similar official of the Partnership or any substantial portion of its assets or (C) any assignment of any material portion of the Partnership's assets for the benefit of its creditors.

                                    (vii) the  adoption  of any  annual or other
business plan or budget of the Partnership or any amendment thereto;

                                    (viii)  unless  otherwise  described  in  an
approved business plan or budget for the year (or any approved amendment thereto), (a) the acquisition, sale, lease, exchange, transfer, mortgage, pledge, license or disposition of assets or property by the Partnership other than in the ordinary course of business,(b) any capital expenditure, investment or capital contribution by the Partnership, or any commitment by the Partnership to make any capital expenditure, investment or capital contribution, (c) any loan to, indemnification of, or guarantee of the obligation of, any Person by the partnership, or the forgiveness of any loan or other liability of any Person to the Partnership involving obligations owing to the partnership in an amount in excess of $50,000, and (d) any agreement, contract or lease that is entered into other than in the ordinary course of business or that involves the furnishing or receipt of consideration to or by the Partnership with a value in excess of $100,000;

                                    (ix) the  incurrence by the  Partnership  of
indebtedness for borrowed money, or any refinancing, modification or extension thereof;

                                    (x)  the   distribution  of  any  assets  or
property of the Partnership to its Partners or the redemption, repurchase or retirement for value of any interest of any Partner in the Partnership;

                                    (xi)  the  appointment  or  removal  of  any
executive officer of the Partnership or any employee of the Partnership with a base salary equal to or greater than $80,000;

                                    (xii) the execution, delivery or performance
by the Partnership of (A) any Affiliation Agreement, and (B) any joint venture, partnership or other similar agreement;

                                    (xiii) any Related Party Transaction;

                                    (xiv) review and  approval of quarterly  and
annual financial statements of the Partnership;

                                    (xv) a determination  to surrender or not to
seek renewal of any PCS License held by the Partnership or the agreement of the Partnership to any material modification to any PCS License held by the Partnership;

                                    (xvi)  the   commencement   of  any  action,
litigation, suit or proceeding (a "Proceeding") by, or the settlement of any Proceeding instituted against, the Partnership involving a claim for damages in excess of $50,000 or seeking any significant non-monetary relief; and

                                    (xvii)  any  other  action  which,   in  the
General Partner's good faith opinion, would materially impact the performance, financial condition or prospect of the Partnership or its business.

                           (d)      Notwithstanding the authority of the General
Partner to manage the business and affairs of the Partnership, the Partnership shall not take any of the following actions unless such action has been authorized by a Supermajority Vote of the members of the Partnership Committee:

                                    (i) the  conduct by the  Partnership  of any
business other than the Partnership Business;

                                    (ii) the  determination to request or accept
Additional Capital Contributions by the Partners;

                                    (iii)   subject  to  the  authority  of  the
General Partner to withhold its consent, in its sole and absolute discretion, to the admission of any Substituted Limited Partner, the admission of any Substituted Limited Partner in accordance with Section 7.1(b) hereof;

                                    (iv) the admission of any Additional Partner
in accordance with Section 7.09 hereof;

                                    (v) the merger, consolidation or combination
of the Partnership with any other Person or the sale of all or substantially all of the Partnership's assets and properties;

                                    (vi) the  commencement of any voluntary case
or other proceeding seeking or consenting to (A) the liquidation, dissolution, reorganization or other relief with respect to the Partnership or its assets, liabilities or obligations under any bankruptcy, insolvency or other similar law affecting the enforcement of creditors' rights generally, (B) the appointment of a trustee, receiver, liquidator, custodian or similar official of the Partnership or any substantial portion of its assets or (C) any assignment of any material portion of the Partnership's assets for the benefit of its creditors;

                                    (vii) the  incurrence by the  Partnership of
indebtedness for borrowed money in excess of $100,000, or any refinancing, modification or extension thereof by the Partnership; provided, however, that a Supermajority Vote shall not be required to refinance, and simultaneously pay off in full all amounts due under the Initial Limited Partner Loan Agreement, if Lender declares the Loan to be due and payable prior to the Maturity Date other than for a cause within the control of the General Partner or the General Partner Control Group, the terms "Loan", "Lender" and "Maturity Date" being defined in this proviso as in the Initial Limited Partner Loan Agreement.

                                    (viii) any loan to,  indemnification  of, or
guarantee of the obligations of, any other Person involving obligations in excess of $100,000, or the forgiveness of any loan or other liability of any Person to the Partnership involving obligations owing to the Partnership in an amount in excess of $100,000;

                                    (ix) the  distribution by the Partnership to
its Partners of any assets of the Partnership (i) otherwise than in cash or (ii) in any fiscal year cash in excess of $10,000, or any redemption, repurchase or retirement for value of any interest of any Partner in the Partnership;

                                    (x) the  execution,  delivery or performance
by the Partnership of (A) any Affiliation Agreement,(B) any joint venture, partnership or similar agreement, or (C) the acquisition, sale or lease of any property involving a consideration in excess of $100,000;

                                    (xi) any Related Party Transaction  (whether
constituting one transaction or a series of related transactions) involving consideration in excess of $10,000 individually or $50,000 in the aggregate for all Related Party Transactions;

                                    (xii) the payment by the  Partnership to any
officer or employee of the Partnership of compensation in any year in an amount in excess of $80,000;

                                    (xiii)   a   determination    to   transfer,
surrender or not to seek renewal of any PCS License held by the Partnership or the agreement of the Partnership to any material modification to any PCS License held by the Partnership; and

                                    (xiv) the  settlement of any Action  against
the Partnership involving a claim for damages in excess of $100,000 or any significant non-monetary relief.

                  6.3      (Reserved)

                  6.4 F-BLOCK AUCTION PROCESS. During the F-Block Auction, the General Partner (or his designee), on behalf of the Partnership, shall, with the approval of all Partners, bid for PCS Licenses. The Partnership shall not submit any bid for any PCS License without approval of all Partners. If for any reason any of the benefits (including without limitation bidding credits and installment payment terms) available to a small business as provided in the FCC Rules as of date of this Agreement shall cease to be available to the Partnership, the decision to continue in the F-Block Auction process or to acquire any PCS Licenses won in the F Auction shall require the approval of all Partners.

                  6.5 ROLE OF LIMITED PARTNERS. The Limited Partners shall have no right to participate in the management of the business of the Partnership and shall have no authority to act for or bind the Partnership.

                  6.6 LIABILITY OF GENERAL PARTNER. Neither the General Partner, the Parent General Partner, nor any of their respective officers, directors, employees, agents, shareholders, partners, Partnership Committee appointees, or controlling persons, shall be liable, responsible or accountable to the Partnership or any Limited Partner for any act or omission on behalf of the Partnership performed or omitted by it in good faith and in a manner reasonably believed by it to be within the scope of the authority granted to it by this Agreement and in the best interests of the Partnership, provided that the General Partner was not guilty of gross negligence, wilful misconduct or any other breach of its fiduciary duty with respect to such acts or omissions. Any loss, damage or expense incurred by the General Partner by reason of any act or omission so performed or omitted by it (and not involving gross negligence, wilful misconduct or breach of fiduciary duty) shall be paid by the Partnership to the extent assets are available, but the Limited Partners shall not have any personal liability to the General Partner or the Partnership on account of such loss or damage.

                  6.7 LIMITED LIABILITY OF LIMITED PARTNERS. Neither the Limited Partner or its Partnership Committee appointee shall be liable for any losses, debts, liabilities, contracts or other obligations of the Partnership except to the extent required under Section 17-303 of the Partnership Law.

                  6.8 OTHER ACTIVITIES OF PARTNERS. Any Partner may engage independently or with others in other business ventures of every nature and description. Neither the Partnership nor any other Partners shall have any rights or obligations in and to such independent ventures or the income or profits derived therefrom. Notwithstanding the foregoing,(a) the General Partner shall not engage in any independent business or activity if the General Partner's participation in such business or activity would (i) materially impair the General Partner's ability to perform its duties as general partner of the Partnership or (ii) have a material adverse effect on the ability of the Partnership to comply with applicable law (including, without limitation, the Communications Act and the FCC Rules). It is expressly recognized that Affiliates of the Partners are partners or investors in entities which were the winning bidders on PCS licenses in the C-Block Auction, that Affiliates of the Initial Limited Partner are members of an entity which intends to bid in the D-Block and E-Block Auctions, and that those relationships could cause conflicts of interests either with respect to bidding in the F-Block Auction, in the development of any PCS Licenses won or otherwise. The Partners, on behalf of themselves and any and all shareholders, partners, members and other investors therein, hereby waive any rights which any of them may have with respect to any such conflicts of interests, including without limitation any breaches of any fiduciary or similar duties.


                  6.9 PARTNERSHIP OFFICERS AND EMPLOYEES. The General Partner shall appoint (with the approval of the Partnership Committee by Majority Vote) a President of the Partnership and such other officers of the Partnership as the General Partner shall deem necessary or advisable to manage the day-to-day business affairs of the Partnership. The General Partner may employ, on behalf of the Partnership, such other persons, firms, corporations or consultants (including employees and accountants and attorneys) as it deems advisable for the conduct of the business of the Partnership, on such terms and for such compensation as the General Partner may determine, which compensation shall be paid by the Partnership, subject to the necessity of obtaining authorization of the Partnership Committee to the extent provided in
Section 6.2 and subject to the provisions of the Expenses Agreement.

                  6.10 EXPENSES AGREEMENT. Reference is made to the Expenses Agreement which shall govern expenses incurred through the date of execution of an Affiliation Agreement and shall supersede any contrary provision of this Agreement.

7.       TRANSFER OF PARTNERSHIP INTERESTS;
         SUBSTITUTE AND ADDITIONAL LIMITED PARTNERS

                  7.1 RESTRICTIONS ON TRANSFER OF INTEREST.

                           (a) No Partner may assign,  sell,  transfer,  pledge,
hypothecate or grant a security interest in, or otherwise dispose of (any such transaction being referred to as a "Transfer"), all or any portion of its interest in the Partnership except in compliance with this Article 7 and the requirements of applicable law.

                           (b) (i) Notwithstanding any partner's compliance with
this Article 7, unless (A) the General Partner in its sole and absolute discretion consents in writing to the admission of a permitted transferee as a Substituted Limited Partner, as described below in Section 7.1(b)(ii) below, and
(B) the Partnership Committee authorizes the admission of a permitted transferee as a Substituted Limited Partner by Supermajority Vote, such transferee shall be considered an "ASSIGNEE" for purposes of this agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Partnership Law, including the right to receive distributions from the partnership and the share of Profits, Losses, gain and loss attributable to the partnership interest assigned to such transferee and the rights to transfer such interest provided in this Article 7, but shall not be deemed to be a holder of an interest in the Partnership for any other purpose under this Agreement, and shall not be entitled to vote with respect to such interest on any matters presented to the Limited Partners for approval or, if applicable, designate any member of the Partnership Committee (such rights remaining with the transferor Limited Partner). In the event any such Assignee desires to make a further assignment of any such interest in the Partnership, such Assignee shall be subject to all the provisions of this Article 7 to the same extent, and in the same manner, as any Limited Partner desiring to make an assignment of its interest in the Partnership.

                               (ii)  The  General  Partner  and the  Partnership
Committee (by Supermajority Vote) shall each have the right to consent to the admission of a permitted transferee of the interest of a Limited Partner pursuant to Section 7.1(b)(i) as a Limited Partner (a "SUBSTITUTED LIMITED PARTNER") pursuant to this Section 7.1(b)(ii), which consent may be granted or withheld by the General Partner or the Partnership Committee in their sole and absolute discretion. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Section 7.1(b)(ii) shall have all the rights and powers, and shall be subject to all the restrictions and liabilities, of the applicable transferring Limited Partner under this Agreement.

                  7.2 TRANSFER OF INTERESTS BY LIMITED PARTNERS. Subject to compliance with Sections 7.6 and 7.7 hereof, any Limited Partner may Transfer all or any portion of its interest in the Partnership (subject to Section 7.1(b)),unless, with respect to any Transfer on or before the eleventh (11th) anniversary of the date on which PCS Licenses are granted to the Partnership pursuant to the C-Block Auction at any time that the General Partner holds less than 50.1 percent (50.1%) of the aggregate Percentage Interests of all Partners and Assignees, such Transfer would cause any Partner or Assignee (and any Affiliates of such Partner of Assignee) other than the General Partner to hold in excess of twenty-five percent (25%) of the aggregate Percentage Interests held by all Partners and Assignees.

                  7.3 TRANSFER OF INTERESTS BY GENERAL PARTNER. The General Partner may not Transfer any portion of the interest of the General Partner in the Partnership without the unanimous written consent of all Partners.

                  7.4 CHANGE IN OWNERSHIP. For the purpose of this Article 7, a "Change in Ownership" of a Partner shall be deemed to be a Transfer of the interest of such Partner in the Partnership subject to the restrictions set forth in this Article 7. A "Change in Ownership" shall be deemed to have occurred with respect to the General Partner when (i) any Person other than members of the General Partner Control Group shall become a director or officer (including Chief Executive Officer) of the General Partner, (ii) any member of the General Partner Control Group shall transfer any shares of stock of the General Partner to any other Person (including another member of the General Partner Control Group) or any member of the General Partner Control Group shall cease to own at least the percentage of each class of stock of the General Partner shown as owned by each member of the General Partner Control Group on Schedule C hereto, or any Person shall own any securities or rights which may be convertible into or exchangeable for, or which give any rights to purchase or receive, any shares of any class of stock of the General Partner, (iii) the General Partner Control Group shall cease to Control the General Partner or any Person other than the General Partner Control Group shall Control the General Partner, (iv) the General Partner merges or consolidates with any Person or (v) the General Partner or any member of the General Partner Control Group takes any action which would cause the representations and warranties of the General Partner set forth in Sections 11.5 through 11.7 hereof to be untrue after the taking of such action. A "Change of Ownership" of any Limited Partner shall be deemed to have occurred upon the occurance of any event that would cause such Limited Partner to constitute an Affiliate of any other Partner or Assignee. Stock certificates of the General Partner and the Limited Partners shall bear a legend reflecting the restrictions of this Section 7.4 and Article 7.

                  7.5 INVALID TRANSFERS VOID. Any purported Transfer of any interest in the Partnership or any part thereof not in compliance with this
Article 7 shall be null and void and of no force and effect, and the transferring Partner shall be liable to the other Partners and the Partnership for all Costs arising from and relating to such noncomplying Transfer:

                  7.6 DOCUMENTATION. The Partnership shall not recognize for any purpose any purported admission of a Partner unless and until the provisions of this Article 7 shall have been satisfied or waived and there shall have been delivered to the General Partner a dated notification of such Transfer:

                           (a) executed and acknowledged by both the Partner effecting such Transfer and the Person to be admitted;

                           (b) including the notice address of and the written acceptance by the Person to be admitted of all the terms and provisions of this Agreement and an agreement by such Person to perform and discharge timely all of the obligations and liabilities in respect of the interest being obtained;

                           (c) setting forth the Capital Accounts of the Partner effecting such Transfer and the Person to be admitted after such admission (which together shall be no greater than the Capital Accounts of the Partner affecting such Transfer prior thereto); and

                           (d) containing a representation and warranty that such Transfer was made in accordance with all applicable laws and regulations and a representation and warranty by the Person to be admitted that the representations, warranties and agreements set forth herein are true and correct and in force with respect to such Person.

Each such Transfer and admission shall be effective as of the first day of the calendar month immediately succeeding the month in which the General Partner shall receive such notification of Transfer and the other requirements of this
Article 7 shall have been met; PROVIDED, HOWEVER that if as a result of such Transfer the General Partner would cease to be General Partner, his transferee shall be deemed admitted as the General Partner immediately prior to such cessation.

                  7.7 LEGALITY. Notwithstanding any provision of this Agreement to the contrary, no Transfer of an interest in the Partnership or distributions therefrom or admission of a Person to the Partnership shall be effective unless:

                           (a) either (i) the interest in the Partnership or distributions therefrom subject to such Transfer or admission shall have been registered under the Securities Act, and any applicable state securities laws or (ii) the Partnership shall have received a favorable opinion of the Partnership's legal counsel or of other legal counsel acceptable to the General Partner to the effect that such Transfer or admission is exempt from registration under such laws, and

                           (b) the  Partnership  shall have received a favorable
         opinion of the Partnership's legal counsel or of other legal counsel acceptable to the General Partner to the effect that such Transfer or admission would not (i) when added to the total of all other Transfers within the preceding 12 months, result in the Partnership's being considered to have terminated for federal or state income tax purposes,
         (ii) jeopardize the Partnership's classification as a partnership for federal or state income tax purposes, or (iii) cause the Partnership to become a "Publicly Traded Partnership," as such term is defined in Sections 469(k)(2) or 7704(b) of the Code, (iv) subject the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisers Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended from time to time, (v) jeopardize the Partnership's ability to comply with the Communications Act and the FCC Rules; (v) jeopardize the ability of the Partnership to comply with any other applicable law, or (vi) violate any applicable law.

The Partnership Committee may waive any of the foregoing if the Partnership Committee determines by Supermajority Vote, that such waiver would not result in any material adverse consequences to the Partnership or any Limited Partner.

                  7.8 COSTS. All costs (including, without limitation, the reasonable legal fees incurred in connection with the obtaining of the legal opinions referred to in Section 7.7) incurred by the Partnership in connection with any Transfer or admission of a Person to the Partnership (other than admissions contemplated by Section 7.09) shall be borne and paid by the Partner effecting such Transfer within 10 days after the receipt by such Partner of the Partnership's invoice for the amount due.

                  7.9 ADDITIONAL PARTNERS. Additional Persons (other than a transferee of an existing interest in the Partnership as to which Section 7.1 applies) may be admitted to the Partnership as Limited Partners (such Persons being referred to as "ADDITIONAL PARTNERS") with the prior authorization of the Partnership Committee by Supermajority Vote and additional contributions of capital to the Partnership may be made at any time by existing Partners on such terms and conditions as may be determined in good faith by the Partnership Committee by Supermajority Vote at the time of such admission; PROVIDED HOWEVER, that no such admission or issuance would affect the Partnership's ability to comply with any applicable statutes or regulations (including, without limitation, the Communications Act and the FCC Rules).

                  7.10 INTERESTS IN A PARTNER. No Partner shall cause or permit an interest, direct or indirect, in itself to be Disposed of such that, on account of such Transfer, (i) the Partnership would be considered to have terminated within the meaning of Section 708 of the Code, (ii) the Partnership would cease to be classified as a partnership for federal income tax purposes, or (iii) the Partnership's ability to comply with any applicable law (including, without limitation, the Communications Act and the FCC Rules) would be affected adversely.

8.         BOOKS OF ACCOUNT

                  8.1 GENERAL. Full and accurate books of account in accordance with generally accepted accounting principles, in which shall be entered each and every transaction of the Partnership, shall be kept by the Partnership at the office and principal place of business of the Partnership (or at such other place as the General Partner shall advise the Limited Partners in writing), and such books shall at all times be open to the inspection of the Partners. A report prepared at the direction of the General Partner showing the financial condition of the Partnership at the end of each fiscal year of the Partnership and the results of its operations for the fiscal year shall be mailed to each Limited Partner within 90 days after the end of the fiscal year. This report shall set forth in detail the transactions effected by the Partnership during the fiscal year. In addition, within 90 days after the end of each calendar year, the General Partner shall cause to be sent to each person who was a Partner or permitted assignee at any time during such calendar year such tax information as shall be necessary for the preparation by such Partner or permitted assignee of its Federal income tax return and other tax returns.

                  8.2 FISCAL YEAR. Except as otherwise required by the Code, the fiscal year of the Partnership shall be the calendar year.

9.         DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

                  9.1 EVENTS OF DISSOLUTION. The Partnership shall be dissolved and its affairs shall be wound up upon the occurrence of any of the following events:

                           (i) the  expiration  of the  term of the  Partnership
                  specified in Section 3 hereof;

                           (ii) the unanimous written consent of all Partners to
                  the dissolution of the Partnership;

                           (iii) if, after  conclusion  of the C-Block  Auction,
                  the Partnership shall not have been awarded any PCS License;

                           (iv) if the F-Block  Auction has not  commenced on or
                  before October 1, 1996;

                           (v) if, at any time during the term of the Partnership, (A) all PCS Licenses granted to the Partnership are either transferred by the Partnership or revoked and (B) the Partnership Committee shall not have authorized the Partnership, by a Supermajority Vote, to conduct any business other than the Partnership Business;

                           (vi) the entry of a decree of judicial dissolution of
                  the Partnership pursuant to Section 7-802 of the Partnership Law;

                           (vii) the transfer, sale or distribution to the Partners of all or substantially all of the assets of the Partnership; or

                           (viii) the death, insanity, dissolution,  retirement,
                  bankruptcy within the meaning of the Partnership Law), or other event of withdrawal of the General Partner (within the meaning of the Partnership Law) unless (A) within 90 days of such event of withdrawal, remaining Partners owning (1) a majority of the capital interests owned by all the remaining partners and (2) a majority of the Percentage Interests owned by all the remaining Partners (or such greater percentage in interest as required by the Partnership Law) agree in writing to continue the business of the Partnership and agree to the appointment, effective as of the date of such event of withdrawal, of one or more additional general partners to carry on the business of the Partnership or (B) at the time of the occurrence of such event of withdrawal, there is at least one remaining General Partner of the Partnership and all remaining General Partners agree to continue the business of the Partnership.

                  Without the unanimous written consent of the Partners, each Partner agrees not to withdraw as a Partner of the Partnership or take any action that would otherwise result in an event of withdrawal (within the meaning of the Partnership Law) of such Partners from the Partnership or result in the dissolution of Partnership (other than pursuant to Section 10.(a)(i), through (vi)).

                  9.2 DISTRIBUTION OF PARTNERSHIP ASSETS. Upon the dissolution of the Partnership in accordance with Section 9.1, the General Partner shall act as liquidator (unless there is no General Partner at such time, in which case the Limited Partners shall select, by vote of a majority in Percentage Interest, a person (which may include any Limited Partner) to act as liquidator) of the Partnership's assets. After paying the Partnership's outstanding liabilities to creditors in the order of priority as provided by law (or the provision of adequate reserves therefor), the liquidator(s) shall distribute to each Partner an amount equal to the positive balance in its Capital Account after taking into account all Capital Account adjustments for the Partnership fiscal year during which such liquidation occurs through the date of such liquidation. All liquidating distributions shall be made in assets of the Partnership and/or in cash, as the Partnership Committee by Supermajority Vote shall determine in its sole and absolute discretion. All liquidating distributions shall be made by the end of the taxable year of the Partnership during which the liquidation of the Partnership occurs (or, if later, within 90 days after the date of such liquidation).

                  9.3 RETURN OF CAPITAL CONTRIBUTIONS UPON TERMINATION AND DISSOLUTION OF PARTNERSHIP. Each Limited Partner agrees that the liability of the Partnership and the General Partner to him for the return of his capital contributions is limited to the Partnership's assets. In the event of an insufficiency of Partnership assets to return to a Limited Partner the full amount of his capital contributions, the Limited Partner hereby waives any and all claims whatsoever which he might otherwise have against the General Partner with respect to its personal assets. No Partner shall have an obligation to contribute to the Partnership the deficit balance, if any, in such Partner's Capital Account upon the dissolution of the Partnership.

                  9.4 DISTRIBUTIONS OF PROPERTY. Distributions of Partnership assets other than cash pursuant to Section 4 or Section 9.2 shall be treated as a distribution of cash equal to the gross fair market value of the property as of the date of distribution, less any liabilities to which the property is subject or which the distributee Partner assumes upon distribution. Upon any distribution of assets other than cash pursuant to Section 4 or this Section 9.4, the Partners' Capital Accounts will be adjusted as provided in Section 4.2(c) if the Partnership Committee by Supermajority Vote reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

10.         POWER OF ATTORNEY

                  10.1 GENERAL. Each of the Partners irrevocably constitutes and appoints the General Partner (and each successor General Partner, if any) his true and lawful attorney, in his name, place and stead, to make, execute, acknowledge and/or file:

                           (a) a certificate  of limited  partnership  under the
                  Partnership Law, and any required amendments thereto;

                           (b) all documents and instruments which may be deemed
                  necessary or desirable to effect the winding-up and termination of the Partnership (including, but not limited to, a certificate of cancellation of the Certificate and all amendments thereto);

                           (c) any  documents  which may be  required  to effect
                  transfers of Partnership interests;

                           (d) any business certificate, fictitious name certificate, amendment thereto or other instrument or document of any kind necessary or, in the opinion of the General Partner, advisable to accomplish the purpose of the Partnership or required by applicable federal, state or local law, it being expressly intended by each of the Partners that the foregoing power of attorney is coupled with an interest.

                  10.2 SURVIVAL OF POWER OF ATTORNEY. The power of attorney set forth in Section 10.1 shall survive any assignment or other transfer (voluntary or involuntary) by a Limited Partner of the whole or any part of his interest in the Partnership.

11. REPRESENTATIONS AND WARRANTIES OF GENERAL PARTNER. The General Partner hereby represents and warrants to the Limited Partners as follows:

                  11.1  ORGANIZATION.  The General Partner is a corporation duly formed and validly existing and in good standing under the laws of the State of New York, is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and has full partnership power and authority to conduct its business and to enter into and perform its obligations under this Agreement. The General Partner has provided to each Limited Partner true and correct copies of the certificate of incorporation and by-laws of the General Partner as in effect on the date hereof.

                  11.2 AUTHORIZATION. The execution, delivery and performance of this Agreement by the General Partner has been duly authorized by all necessary partnership action on the part of the General Partner. This Agreement has been duly executed by the General Partner and delivered by the General Partner to each Limited Partner and constitutes the legal, valid and binding obligation of the General Partner, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

                  11.3 NO CONFLICT. The execution, delivery and performance of this Agreement by the General Partner, and the compliance with the terms and conditions hereof by the General Partner, does not, with or without the giving of notice or the lapse of time or both, conflict with, breach the terms or conditions of, constitute a default under, or violate the limited partnership agreement of the General Partner, any agreement to which the General Partner is a party, or any judgment, decree, order, law, rule or regulation applicable to the General Partners.

                  11.4 LITIGATION. There is no judgment, award, order, writ, injunction, arbitration decision or decree outstanding or any litigation, proceeding, claim or investigation pending or, to the best knowledge of the General Partner, threatened against the General Partner or any of its partners which may adversely affect (i) the ability of the General Partner to enter into and perform its obligations under this Agreement or (ii) the ability of the Partnership to bid for, obtain, or hold any PCS License.

                  11.5 OWNERSHIP AND CONTROL OF THE GENERAL PARTNER. Members of the General Partner Control Group are, and at all times during the term of the Partnership will be, the sole directors and the sole officers (including Chief Executive Officer) of the General Partner. The General Partner Control Group Controls, and at all times during the term of the Partnership will Control, the General Partner and no other Person has, or during the term of the Partnership will have, the right to Control the General Partner. The General Partner Control Group owns, and, except in the case of the death of a member of General Partner Control Group, at all times during the term of the Partnership will own, at least the percentage of each class of stock of the Partnership shown as owned by the General Partner Control Group on Schedule C; and, except in the case of the death of a member of General Partner Control Group, no member of the General Partner Control Group shall transfer any shares of stock of the General Partner to any other Person (including another member of the General Partner Control Group). No Person owns, or during the term of the Partnership will own, any securities or rights which may be convertible into or exchangeable for, or which gives any rights to purchase or receive, any shares of any class of stock of the General Partnership.

                  11.6 GENERAL PARTNER CONTROL GROUP - U.S. CITIZEN. Each member of the General Partner Control Group is a citizen of the United States.

                  11.7 FINANCIAL QUALIFICATION OF THE GENERAL PARTNER. As of the date hereof, the Total Assets of the General Partner and all Affiliates of the General Partner, together with the Total Assets of the Partnership after giving effect to all Capital Contributions made by the Partners as of the date hereof, are less than $500,000,000. The average annual Gross Revenues of the General Partner, together with the average annual Gross Revenues of all of its Affiliates, for each of the preceding three fiscal years prior to January 1, 1994 (and each of the immediately preceding calendar years, if different) are less than $40,000,000.

12. REPRESENTATIONS AND WARRANTIES OF LIMITED PARTNERS. Each Limited Partner hereby represents and warrants to the General Partner and each other Limited Partner as follows:

                  12.1 ORGANIZATION. Such Limited Partner has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of formation, is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification and has the requisite power and authority to conduct its business and to enter into and perform its obligations under this Agreement. Unless disclosed in writing to the General Partner, such Limited Partner is not a non-resident alien for federal income tax purposes.

                  12.2 AUTHORIZATION. The execution, delivery and performance of this Agreement by such Limited Partner has been duly authorized by all necessary action on the part of such Limited Partner. This Agreement has been duly executed and delivered by such Limited Partner and constitutes the legal, valid and binding obligation of such Limited Partner, enforceable against such Limited Partner in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

                  12.3 NO CONFLICT. The execution, delivery and performance of this Agreement by such Limited Partner, and the compliance with the terms and conditions hereof by such Limited Partner, does not, with or without the giving of notice or the lapse of time or both, conflict with, breach the terms or conditions of, constitute a default under, or violate the organizational documents of such Limited Partner, any agreement to which such Limited Partner is a party, or any judgment, decree, order, law, rule or regulation applicable to such Limited Partner.

                  12.4 LITIGATION. There is no unsatisfied judgment, award, order, writ, injunction, arbitration decision or decree outstanding or any litigation, proceeding, claim or investigation pending or, to the best knowledge of such Limited Partner, threatened against such Limited Partner which may adversely affect the ability of such Limited Partner to enter into and perform its obligations under this Agreement.

                  12.5 INVESTMENT INTEREST; NATURE OF INVESTMENT. Such Limited Partner is acquiring its interest in the Partnership for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act or any applicable state securities laws. Such Limited Partner is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and understands that interests in the Partnership may not be transferred absent compliance with the registration requirements of the Securities Act and applicable state securities laws or pursuant to an exemption therefrom and otherwise in compliance with the terms of this Agreement.

13.      INDEMNIFICATION

                  13.1 INDEMNIFICATION OF LIMITED PARTNERS BY THE GENERAL PARTNER. The General Partner hereby agrees to indemnify and hold harmless each Limited Partner, its Affiliates, employees, successors and assigns from and against and in respect of, and to reimburse them for, any and all losses, costs, liabilities, claims, obligations and expenses, including, without limitation, reasonable fees and disbursements of counsel (together "Losses"), incurred or suffered by such Limited Partner and arising from (i) the breach of any representation or warranty of the General Partners set forth herein, or (ii) any breach, violation or failure to perform any agreement, covenant or obligation of the General Partner set forth herein; provided, however, that the General Partner shall not be obligated to provide such indemnity to the extent that such breach, violation or failure to perform related to the management of the business and affairs of the Partnership (other than as provided Sections 6.2 and 6.4 hereof) and either (a) the General Partner was not guilty of gross negligence, wilful misconduct or any other breach of its fiduciary duty, or (b) the funds available to the Partnership to pay or reimburse the General Partner for the costs of the performance of such agreement, covenant or obligation of the General Partner were insufficient to pay or reimburse the General Partner for full amount of such costs.

                  13.2 INDEMNIFICATION OF PARTNERS BY THE LIMITED PARTNERS. Each Limited Partner, severally and not jointly, hereby agrees to indemnify and hold harmless each other Partner; its Affiliates, employees, successors and assigns from and against any and all Losses incurred or suffered by such Partner and arising from (i)the breach by such Limited Partner of any representation or warranty of such Limited Partner set forth herein, or(ii) any breach, violation or failure to perform any covenant, agreement or obligation of such Limited Partner set forth herein.

                  13.3 INDEMNIFICATION OF PARTNERS.

                           (a)      The Partnership shall indemnify and hold
harmless any Partner, the General Partner Control Group, and their respective directors, officers, employees, agents, shareholders, Partnership Committee appointees, and Controlling Persons, from and against any and all Losses incurred or suffered by reason of any act performed or omitted to be performed by any partner, the General Partner Control Group, of any of their respective directors, officers, employees, agents, shareholders, Partnership committee appointees, or Controlling Persons in connection with the business or affairs of the Partnership or by reason of the General partner's or a Limited Partner's status as the general partner or a limited partner of the partnership or such appointee's status as a member of the Partnership Committee, as the case may be, including reasonable attorneys' fees in connection with the defense of any action based on any such act or omission, which attorneys' fees shall be paid as incurred, including all such liabilities under federal and state securities laws (including the Securities Act of 1933, as amended) to the extent permitted by law.

                           (b)      Notwithstanding the provisions of clause (a)
of this Section (13.3), (i) the indemnification thereunder shall be limited to the assets of the Partnership and any previous distributions to the Partners and transferees of an interest of a Partner, and (ii) no such indemnification shall be provided to the General Partner if the General Partner was guilty of gross negligence, wilful misconduct or other breach of its fiduciary duty (or in the case of a claim by a Limited Partner that the General Partner has breached its obligations under Sections 6.2 and 6.4 hereof) with respect to the act or omission giving rise to the Loss for which indemnification is sought, as finally determined by a court of competent jurisdiction. If the assets of the Partnership are not sufficient to satisfy any indemnification pursuant to clause (a) of this Section 13.3, then each Partner and each transferee of any interest of a Partner agrees to contribute funds to the Partnership to fund such shortfall to the extent of the aggregate amount of all previous distributions to it hereunder, pro rata in proportion to the aggregate amounts of such previous distributions made to each.



14.      MISCELLANEOUS

                  14.1 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to any otherwise governing principles of conflicts of law.

                  14.2 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, legal representatives, heirs and distributees. Nothing in this Agreement, expressed or implied, is intended or shall be construed to give any person other than the parties to this Agreement (or their respective successors, assigns, legal representatives, heirs and distributees) any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein, it being the intention of the parties hereto that this Agreement is for the sole and exclusive benefit of such parties (or such successors, assigns, legal representatives, heirs and distributees) and for the benefit of no other person.

                  14.3 AMENDMENT. This Agreement may not be modified or amended at any time except by a writing signed by the each Partner. The General Partner may, without the consent of the Limited Partners, amend and supplement this Agreement to reflect admissions and withdrawals of Partners made in accordance with the provisions of this Agreement.

                  14.4 INTERPRETATION. The use of the neuter herein shall be deemed to include the feminine and masculine genders. The use of either the singular or the plural includes the other unless the context clearly requires otherwise. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  14.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth in this Agreement.


                              GENERAL PARTNER:

                              AER FORCE COMMUNICATIONS INC.


                              By:
                                 --------------------------------------
                                  Name:  Victoria Kane
                                  Title: President

                              INITIAL LIMITED PARTNER:

                              LYNCH PCS CORPORATION F

                              By:
                                 --------------------------------------
                                 Name:  Robert E. Dolan
                                 Title: President

                                   SCHEDULE A



                                     Percentage     Initial Capital
                                      Interest       Contribution
                                      --------       ------------

GENERAL PARTNER
---------------

AER FORCE COMMUNICATIONS INC.          50.1%         To be Agreed



LIMITED PARTNERS
----------------

LYNCH PCS CORPORATION G                49.9%          To be Agreed

                                   SCHEDULE B

                                   [Reserved]

                                   SCHEDULE C


General Partner
and/or              Shares of Common    Percentage of Stock      Directorship
Control Group       Stock of General   of General Partner     Offices of General
   Members          Partner Owned(1)       Owned                Partner Held
----------------    ----------------   --------------------   -----------------

Victoria Kane                                100%             Sole Director;
                                                               President, and
                                                               Secretary

T. Gibbs Kane, Jr., Victoria Kane's husband, is Treasurer and Assistant Secretary of the General Partner.








Victoria  Kane hereby  agrees to be bound by the  provisions of Sections 7.4 and
11.5 of the Partnership Agreement in so far as such Sections relate to such member and the shares of stock of the General Partner owned by such member, including without limitation voting obligations and transfer restrictions.




Victoria Kane


--------
(1) The General Partner has only one class of stock authorized and outstanding - Common Stock. There are no options, convertible securities or other rights outstanding to acquire any stock of the general partner.